SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA		19462

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.    Other Events.

On August 22, 2003, Genaera Corporation (the “Company”) issued a press release announcing that its current Senior Vice President and Chief Financial Officer, Christopher P. Schnittker, will leave the Company effective August 29, 2003 to pursue other business opportunities. Leanne M. Kelly, Genaera’s Controller, will assume the duties of chief financial officer on an interim basis while the Company completes a search for a replacement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit Number	Description
99.1	Press release of the Company dated August 22, 2003 – “Genaera Announces Senior Management Changes”.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)

By:	/S/ ROY C. LEVITT

Roy C. Levitt, M.D. President and Chief Executive Officer

Dated:    August 22, 2003

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company dated August 22, 2003 – “Genaera Announces Senior Management Changes”.